UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 22, 2015

Sysco Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-06544	74-1648137
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1390 Enclave Parkway, Houston, TX 77077-2099

(Address of principal executive office) (zip code)

Registrant’s telephone number, including area code: (281) 584-1390

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On December 22, 2015, the Board of Directors (the “Board”) of Sysco Corporation (the “Company” or “Sysco”) elected Thomas L. Bené as the President and Chief Operating Officer of the Company, effective January 1, 2016. William J. DeLaney will continue as the Chief Executive Officer of the Company and as a member of the Company’s Board of Directors. On December 29, 2015, Sysco issued the press release regarding Mr. Bené’s election filed herewith as Exhibit 99.1.

Mr. Bené, age 53, has served as Sysco’s Executive Vice President and President, Foodservice Operations since January 1, 2015. Previously, he served as Executive Vice President and Chief Commercial Officer from September 2013 to December 2014 and as Executive Vice President, Chief Merchandising Officer from May 2013 to September 2013. Prior to joining Sysco, Mr. Bené served as President of PepsiCo Foodservices from 2011 until 2013. Between 2008 and 2011, he held various senior roles with PepsiCo, including President, Pepsi-Cola North American Beverages; SVP, Sales and Franchise Development; President, PepsiCo Foods & Beverages, Canada; and Chief Operating Officer, South Beach Beverage Co. Mr. Bené joined PepsiCo in 1989 after working for American Hospital Supply.

Mr. Bené does not have a written employment agreement. He receives an annual base salary commensurate with his duties, and his annual base salary will be increased to $800,000, effective January 1, 2016. As a participant in the Company’s Fiscal 2016 Management Incentive Program For Corporate MIP Bonus-Eligible Participants, Mr. Bené is eligible to receive an annual incentive award in cash, and his target annual incentive opportunity for fiscal 2016 will remain at 125% of his annual base salary.

Additionally, Mr. Bené is a participant in the Company’s long-term incentive plans. Effective January 1, 2016, the targeted aggregate dollar value of Mr. Bené’s annual long-term incentive awards will be increased from 3.25x to 3.75x his annual base salary. In addition, Mr. Bene will receive on February 18, 2016, a one-time, promotional long-term incentive award valued at $375,000, which shall consist of two-thirds stock options and one-third restricted stock units.

Mr. Bené is also eligible to participate in other benefit plans and arrangements available to Company officers and employees, as described in the Company’s Proxy Statement filed with the Securities and Exchange Commission on October 7, 2015.

There is no arrangement or understanding with any person pursuant to which Mr. Bené is being elected as President and Chief Operating Officer. There are no family relationships between Mr. Bené and any director or executive officer of the Company, and he is not a party to any transaction requiring disclosure under Item 404(a) of Regulation S-K.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Shell Company Transactions.

Not applicable.

(d)	Exhibits.

Exhibit Number	Description

99.1	Press Release dated December 29, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Sysco Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sysco Corporation

Date: December 29, 2015	By:	/s/ Russell T. Libby
Russell T. Libby
Executive Vice President, Administration and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated December 29, 2015